UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2019

Lightwave Logic, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-52567	82-049-7368
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

369 Inverness Parkway, Suite 350, Englewood, CO	80112
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (720) 340-4949

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of exchange on which registered

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)	Amendment to 2016 Equity Incentive Plan

At the 2019 Annual Meeting of Shareholders (the “Annual Meeting”) of Lightwave Logic, Inc. (the “Company”) held on May 16, 2019, the Company’s shareholders approved an amendment to the Company’s 2016 Equity Incentive Plan (the “Plan”) to increase the number of shares of common stock available for issuance under the Company’s 2016 Equity Incentive Plan from 3,000,000 to 8,000,000. A summary of the Plan, and the amendment, are set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 12, 2019 and supplemented on April 17, 2019. The summary of the Plan, along with the amendment, is qualified in its entirety by reference to the full text of the Plan, and the amendment, both of which are attached hereto as Exhibits 10.1 and 10.2 and are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

The 2019 Annual Meeting of Shareholders (the “Annual Meeting”) of Lightwave Logic, Inc. (the “Company”) was held on May 16, 2019. As of the close of business on April 5, 2019, the Company had outstanding 81,726,880 shares of common stock, of which 51,853,675 shares were represented at the meeting by proxy and in person; accordingly, a quorum was constituted. The matters voted upon and the final results of the voting were as follows:

Proposal 1:  Election of Directors

The following persons were elected to the Board of Directors to serve until the 2022 Annual Meeting of Shareholders or until their successors have been duly elected or appointed and qualified:

Name	Votes For	Votes Withheld	Broker Non-votes
Michael S. Lebby	19,707,253	418,064	31,728,358
Joseph A. Miller, Jr.	19,794,997	330,320	31,728,358
Ronald A. Bucchi	19,230,203	895,114	31,728,358

Proposal 2:  Approval of the Amendment to the Company’s 2016 Equity Incentive Plan

The following votes were cast with respect to Proposal 2. The proposal was approved.

For	Against	Abstain	Broker Non-votes
17,179,210	2,007,409	938,698	31,728,358

Proposal 3:  Ratification of the appointment of Morison Cogen LLP as the Company’s Independent Registered Public Accounting Firm

The following votes were cast with respect to Proposal 3.  The proposal was approved.

For	Against	Abstain	Broker Non-votes
51,262,178	181,428	410,069	-

Item 9.01

Financial Statements and Exhibits

(d)

 Exhibits:

Exhibit No.	Description
10.1	2016 Equity Incentive Plan	Incorporated by reference to Appendix A to the Company's Definitive Schedule 14A filed with the SEC on April 20, 2016
10.2	Amendment No. 1 to 2016 Equity Incentive Plan	Incorporated by reference to Appendix A to the Company’s Definitive Schedule 14A filed with the SEC on April 12, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTWAVE LOGIC, INC.

By:	/s/ James S. Marcelli
Name:	James S. Marcelli
Title:	President

Dated: May 20, 2019